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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): January 26, 2000



                             COVALENT GROUP, INC.
                             --------------------
                (Exact name of issuer as specified in charter)


           Nevada                    0-21145              56-1668867
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
   of Incorporation or                 file              Identification
         Organization)                number)               Number)



                        One Glenhardie Corporate Center
                              1275 Drummers Lane
                                   Suite 100
                           Wayne, Pennsylvania 19087
                   (Address of principal executive offices)


                                (610) 975-9533
             (Registrant's telephone number, including area code)
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ITEM 1.   Change In Control of Registrant
          -------------------------------

          On January 26, 2000, Covalent Partners, LLC, a Delaware limited liability company ("Covalent Partners"), completed the purchase of the remaining 4,765,500 shares of common stock of Covalent Group, Inc. (the "Company") held by Bruce LaMont at a purchase price of $2.00 per share, subject to an Option Agreement dated November 1, 1999 between the parties (the "Option Agreement"). Pursuant to the Option Agreement, Mr. LaMont granted Covalent Partners the option to purchase up to an aggregate of 6,015,500 shares of the Company's
common stock at a purchase price of $2.00 per share.   Prior to this
transaction, Mr. LaMont was the President, Chief Executive Officer and a director of the Company. He held approximately 51% of the issued and outstanding common stock of the Company. The shares purchased on January 26, 2000 represented all of Mr. LaMont's remaining holdings in the Company.

          Covalent Partners was formed for the purpose of acquiring Mr. LaMont's shares of common stock of the Company in order to acquire a controlling interest in the Company. Richard D. Propper and Michael D. Chermak are each members and managers of Covalent Partners and Salman J. Chaudhry is a financial consultant to Covalent Partners. Upon Covalent Partners' election to exercise the option and purchase the shares, and pursuant to the terms of the Option Agreement, Mr. LaMont resigned as a director, President and Chief Executive Officer of the Company on January 26, 2000 (see below).

          On November 1, 1999, pursuant to the terms of the Option Agreement, Covalent Partners elected to purchase 1,000,000 shares of common stock of the Company from Mr. LaMont for an aggregate purchase price of $2,000,000. On November 27, 1999, pursuant to the terms of the Option Agreement, Covalent Partners elected to purchase 250,000 shares of common stock of the Company from Mr. LaMont for an aggregate purchase price of $500,000. On January 15, 2000, pursuant to the terms of the Option Agreement, Covalent Partners elected to exercise the option to purchase from Mr. LaMont his remaining 4,765,500 shares of common stock of the Company. On January 26, 2000, Covalent Partners completed the purchase of 4,765,500 shares of common stock of the Company held by Mr. LaMont for an aggregate purchase price of $9,531,000.

          Covalent Partners obtained the funds to make the purchases on November 1, 1999 and November 27, 1999 through capital contributions and loan agreements with its members. Mr. Chermak, through personal funds, made a loan to Covalent Partners in the amount of $1,000,000. Mr. Propper made a loan to Covalent Partners in the amount of $1,000,000. Mr. Propper obtained such funds through a loan agreement with California Bank & Trust, whereby interest accrues monthly at a prime rate plus .5% and principal and interest is due and payable on April 15, 2000.

          Covalent Partners obtained funds to complete the purchase on January 26, 2000 through capital contributions from Mr. Propper and promissory notes
(the "Promissory Notes")
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issued by Covalent Partners to the following entities and individuals: (i) Acorn
Technology Fund, in the amount of $1,800,000; (ii) Bedford Oak Partners, L.P., in the amount of $1,800,000; (iii) Thomas Hodapp, in the amount of $1,500,000;
(iv) Hassan Nemazee, in the amount of $1,125,000; (v) Houston Ventures, Inc., in the amount of $1,125,000; (vi) Montpellier International LDC, in the amount of $360,000; (vii) Maxwell H. Gluck Foundation, in the amount of $300,000; (viii) David Smith, in the amount of $225,000; (ix) Gerry Beemiller, in the amount of $150,000; (x) Emerald International, in the amount of $105,000; (xi) Ashish Vibhakar, in the amount of $100,000, (xii) U.S. Equity Portfolio LP, in the amount of $75,000; and (xiii) United Congregation Mesorah, in the amount of $60,000 (each individually, a "Lender" and collectively, the "Lenders").
Pursuant to the terms of the Promissory Notes, the loans are repayable by Covalent Partners by either: (i) payment of the outstanding principal plus accrued interest on the unpaid principal at the rate of 5.88% per annum; or,
(ii) provided that the shares of outstanding common stock of the Company held by Mr. LaMont are purchased under the Option Agreement, delivery to the Lenders such amounts of the shares of common stock purchased from Mr. LaMont as set forth below. Covalent Partners elected to purchase the shares of outstanding common stock of the Company held by Mr. LaMont pursuant to the Option Agreement and each of the Lenders will receive such shares of common stock purchased and held by Covalent Partners, as full payment of the outstanding principal and accrued interest under the Promissory Notes (see below).

          The foregoing summary of the source of funds used by Covalent Partners to purchase the shares of common stock of the Company is qualified in its entirety by reference to a copy of (i) the promissory note between Mr. Chermak and Covalent Partners included as Exhibit 99.1 to the Schedule 13D filed by Covalent Partners on November 10, 1999, as amended (the "Schedule 13D"), and incorporated herein in its entirety by reference; (ii) the promissory note between Mr. Propper and Covalent Partners included as Exhibit 99.2 to the
Schedule 13D and incorporated herein in its entirety by reference; (iii) the loan agreement between Mr. Propper and California Bank and Trust included as
Exhibit 99.3 to the Schedule 13D and incorporated herein in its entirety by reference; and (iv) the form of Promissory Note as Exhibit 99.8 to the Schedule 13D and incorporated herein in its entirety by reference.

          Upon completion of the purchase of the shares of common stock of the Company and as payment in full of the principal amounts and all accrued and unpaid interest pursuant to the Promissory Notes, Covalent Partners will deliver to each of the Lenders shares of common stock of the Company in the following amounts: (i) Acorn Technology Fund, in the amount of 600,000 shares; (ii) Bedford Oak Partners, L.P., in the amount of 600,000 shares; (iii) Thomas Hodapp, in the amount of 500,000 shares; (iv) Hassan Nemazee, in the amount of 500,000 shares; (v) Houston Ventures, Inc., in the amount of 500,000 shares;
(vi) Montpellier International LDC, in the amount of 120,000 shares; (vii) Maxwell H. Gluck Foundation, in the amount of 100,000 shares; (viii) David Smith, in the amount of 75,000 shares; (ix) Gerry Beemiller, in the amount of 50,000 shares; (x) Emerald International, in the amount of 35,000 shares; (xi) Ashish Vibhakar, in the amount of 33,333 shares; (xii) U.S. Equity Portfolio LP, in
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the amount of 25,000 shares; and (xiii) United Congregation Mesorah, in the amount of 20,000 shares.

          Prior to the January 2000 purchase of shares under the Option Agreement, Covalent Partners purchased an additional 204,000 shares of common stock of the Company in the open market for an approximate aggregate purchase price of $505,871. Covalent Partners obtained funds to make such purchases through capital contributions from its non-controlling members. Mr. Propper purchased 310,000 shares of common stock in the Company in the open market for an approximate aggregate purchase price of $616,795. Mr. Chermak purchased 43,000 shares of common stock in the Company in the open market for an approximate aggregate purchase price of $90,092. Mr. Chaudhry purchased 16,700 shares of common stock of the Company in the open market for an approximate aggregate purchase price of $32,838. Combined ownership of shares of common stock of the Company between Covalent Partners, Mr. Propper, Mr. Chermak and Mr. Chaudhry comprise approximately 55% of the Company's outstanding shares of common stock.

          In accordance with the Option Agreement, Mr. LaMont resigned as director, President and Chief Executive Office of the Company effective January 26, 2000 and Kenneth M. Borow was elected as the Company's new President and Chief Executive Officer. Also in connection with this transaction, effective January 26, 2000, John J. Whittle resigned as a director of the Company and Anthony Cerami and Donald Holdsworth were elected to serve as directors of the Company.

          The foregoing summary of the Option Agreement is qualified in its entirety by reference to the copy of the Option Agreement included as Exhibit
99.5 to the Schedule 13D and incorporated herein in its entirety by reference.

          Covalent Partners and each of the Lenders entered into Stockholder Agreements dated January 20, 2000 (collectively, the "Stockholder Agreement"), pursuant to which Covalent Partners agreed to cause the Company to file a registration statement under the Securities Act of 1933, as amended, covering the registration of the re-sale of all of the shares of common stock of the Company delivered to the Lenders in satisfaction of the Promissory Notes. In addition, under the Stockholder Agreement, each of the Lenders has agreed to vote all of the shares of common stock of the Company held by them in accordance with those voted by Covalent Partners and to elect Harvey Eisen or his designee to the board of directors of the Company at each annual or special meeting of stockholders. The agreement to vote such shares terminates immediately prior to a lawful sale of the shares of common stock of the Company in the public market. The Stockholder Agreement also permits Covalent Partners, at any time prior to May 15, 2000, to require each Lender to sell or exchange up to forty percent (40%) of such Lender's shares of common stock of the Company, in the event that Covalent Partners and a third party enter into an agreement for the purchase of shares of the Company's common stock. (the "First Drag-Along Right"). If Covalent Partners exercises its First Drag-Along Right, at any time prior to May 15, 2000, Covalent Partners may require each Lender, excluding Hassan Nemazee and Houston
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Ventures, Inc., to sell to such third party the remaining amount of such
Lender's shares of common stock of the Company over a period of up to three years at an initial price of $6.00 per share (which price may increase under certain circumstances) (the "Second Drag-Along Right"). The First Drag-Along Right and the Second Drag-Along Right terminate at the earlier of May 15, 2000 or a change in control of the Company. The Stockholder Agreement also contains certain co-sale rights which permit Covalent Partners and each of the Lenders to transfer their shares of common stock of the Company to a third party, provided that the non-selling stockholders may include a proportionate amount of their shares of common stock of the Company in such sale under the same terms and conditions as the original selling stockholder, excluding a sale by Hassan Nemazee and Houston Ventures, Inc.

          The foregoing summary of the Stockholder Agreement is qualified in its entirety by reference to a copy of a form of Stockholder Agreement included as
Exhibit 99.9 to the Schedule 13D and incorporated herein in its entirety by reference.

          This report on Form 8-K contains statements of a forward-looking nature. Actual results may differ from those projected in, expressed, or implied by this document. Potential risks and uncertainties that could affect the Company's future operating results include, without limitation: (i) the Company's success in attracting new business; (ii) the size, duration, and timing of clinical trials; (iii) the termination, delay, or cancellation of clinical trials; (iv) the change of ownership of the Company's outstanding common stock; and (v) the change of the Company's management. Additional information concerning factors that could cause actual results to materially differ from those referred to in this document is contained in Covalent's SEC filings, including its registration statements under the Securities Act of 1933 and its periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available on the Edgar database at www.sec.gov and upon request from Covalent's investor relations department.
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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: February 4, 2000                   Covalent Group, Inc.


                                         /s/ William K. Robinson
                                         -------------------------
                                         William K. Robinson
                                         Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
  No.               Description
 ----               -----------

99.1 Promissory Note dated October 29, 1999 by and between Michael D. Chermak and Covalent Partners, LLC (incorporated herein by reference to Exhibit 99.1 to the Company's
                    Schedule 13D filed on November 10, 1999, as amended).

99.2 Promissory Note dated October 29, 1999 by and between Richard D. Propper and Covalent Partners, LLC (incorporated herein by reference to Exhibit 99.2 to the Company's
                    Schedule 13D filed on November 10, 1999, as amended).

99.3 Business Loan Agreement dated October 26, 1999 by and between Richard D. Propper and California Bank & Trust (incorporated herein by reference to Exhibit 99.3 to the Company's Schedule 13D filed on November 10, 1999, as amended).

99.4 Option Agreement dated November 1, 1999 by and between Bruce LaMont and Covalent Partners, LLC (incorporated herein by reference to Exhibit 99.5 to the Company's Schedule 13D filed on November 10, 1999, as amended).

99.5 Form of Promissory Note (incorporated herein by reference to Exhibit 99.8 to the Company's Schedule 13D filed on November 10, 1999, as amended).

99.6 Form of Stockholder Agreement (incorporated herein by reference to Exhibit 99.9 to the Company's Schedule 13D filed on November 10, 1999, as amended).